UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 24, 2005

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Cord Blood America, Inc.

(Exact name of registrant as specified in charter)

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Florida	000-50746	65-1078768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA  90069

(Address of principal executive offices)

(310) 432-4090

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

Other Events

On August 24, 2005, Cord Blood America, Inc. issued a press release announcing its entry into a sales and marketing agreement with NeoStem Inc. for the purpose of marketing NeoStem’s services throughout the United States. The press release is attached hereto as Exhibit 99.22. The press release appearing in Exhibit 99.22 is not filed but is furnished pursuant to Regulation FD.

On August 25, 2005, Cord Blood America, Inc. issued a press release announcing its entry into an agreement with Bio-Matrix Scientific Group Inc. for the purpose of marketing Bio-Matrix services throughout the United States. The press release is attached hereto as Exhibit 99.23. The press release appearing in Exhibit 99.23 is not filed but is furnished pursuant to Regulation FD.

ITEM 9.01

Financial Statements and Exhibits

(c)

Exhibits

99.22

Press Release dated August 24, 2005

99.23

Press Release dated August 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.
By:	/s/ SANDRA D. SMITH
Sandra D. Smith
Chief Financial Officer

Date:  August 29, 2005

EXHIBIT INDEX

Exhibit Number	Exhibit
99.22	Press Release dated August 24, 2005
99.23	Press Release dated August 25, 2005